The Diplomat Fund Ticker Symbol: EMWIX
Summary Prospectus	February 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.embassyfunds.com/the-diplomat-fund/. You may also obtain this information at no cost by calling 1-877-771-7731 or by sending an e-mail request to info@embassyfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2026, as each may be further amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of The Diplomat Fund (the “Fund”) is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees to financial intermediaries which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Wire fee		$20
Overnight check delivery fee		$25
Retirement account fees (annual maintenance fee)		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.90%
Other expenses		2.99%
Interest expenses	0.02%
All other expenses	2.97%
Total annual fund operating expenses		3.89%
Fees waived and/or expenses reimbursed[1]		(2.87)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.02%

[1]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any Rule 12b-1 fees, shareholder servicing fees, interest on borrowings other than commitment fees associated with borrowing arrangements, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.00% of the average daily net assets of the Fund. This agreement is in effect through February 28, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$104	$922	$1,758	$3,931

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 323% of the average value of its portfolio.

Principal Investment Strategies

Generally, the Fund is managed consistent with the output of a proprietary quantitative model (the “Model”), which consists of a combination of macroeconomic, valuation, and technical factors. The Model attempts to predict the direction and extent of U.S. interest rate movements across different maturities and over varying timeframes. Implementation of the Model’s forecasts is subject to the discretion of Embassy Asset Management LP, the Fund’s investment advisor (the “Advisor”).

Under normal circumstances, the Fund pursues its investment objective by investing primarily in debt securities of the U.S. government (the “Core Portfolio”) and interest rate futures contracts related to debt securities and other interest rate related derivative contracts, such as swaps and options (“Interest Rate Derivatives”). The maturity and duration of both the Core Portfolio and the Interest Rate Derivatives may vary depending on market conditions, Model output and other relevant factors. Duration is a measure of the sensitivity of a fixed income security’s price to a change in interest rates.

The Core Portfolio generally consists of U.S. Treasury notes and bonds with maturities of between two and ten years. The average maturity, duration and other characteristics of the Core Portfolio are informed by the Model output and adjusted at the Advisor’s discretion.

Prices of fixed income securities generally move in the opposite direction of interest rates. Based on the Model’s output (i.e., its predicted interest rate moves), the Advisor uses Interest Rate Derivatives of varying maturities and timeframes to increase or decrease the Fund’s duration to a target level of duration consistent with the Model’s output. For example, if the Model predicts higher interest rates, the Fund will sell Interest Rate Derivatives to decrease the Fund’s duration to a level that is in line with the new Model target. In addition, the Advisor may adjust the duration of the Core Portfolio based on the Model’s output.

The Model may be changed without notice by the Advisor. The Advisor retains discretion over the final implementation of the Fund’s strategy, including the Fund’s adjusted duration, positioning and other characteristics. These may differ from the Model’s output.

The Fund employs limit orders on its positions in Interest Rate Derivatives to reduce downside volatility. A “limit order” is an order placed with a broker to buy or sell a prescribed number of bonds, contracts or shares at a specified price or better and is used to help control the Fund’s portfolio exposures and trading costs. The Advisor establishes and implements limits at which the Interest Rate Derivatives positions will be unwound. If these limits are exceeded, the Fund exits the Interest Rate Derivatives positions. New Interest Rate Derivatives positions will then be established based on the Model’s subsequent output.

Because much of the trading within the Fund is in futures and other derivatives markets, the Fund maintains an appropriate cash balance surplus to meet margin and exchange requirements. The cash portfolio is invested on a short-term, highly liquid, basis so that the Fund may meet margin calls on the Interest Rate Derivatives positions. These investments may include shorter term U.S. government securities, short-term debt securities, money market instruments, cash and other cash equivalents.

The Fund may trade securities actively and this may lead to high portfolio turnover.

The Advisor may sell all or a portion of a position of the Fund’s portfolio holdings when, in the Advisor’s opinion, one or more of the following occurs, among other reasons: (1) the Fund’s portfolio requires rebalancing; (2) the Advisor identifies a more attractive investment opportunity; or (3) the Fund requires cash to meet redemption requests or other obligations.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. The Fund is not designed to be a complete investment program and the Fund is not suitable as a short-term investment. The Fund is intended for long-term investors. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

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Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular issuer, company, or asset class such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for individual consumers and borrowers, credit markets and corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

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Fixed Income Securities Risk: The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

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Derivatives Risk: Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

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Futures Risk: The Fund’s use of exchange-traded futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

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Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. Swaps can involve greater risks than direct investment in securities or other similar instruments, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk that the other party to the transaction defaults on its obligations), credit risk and valuation risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

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Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

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Leveraging Risk: Certain Fund transactions, such as entering into futures contracts, swaps, and options, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

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Interest Rate Risk: Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a seven-year duration would be expected to drop by approximately 7% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

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Model Risk: Like all quantitative strategies, the Model carries a risk that it might contain design flaws, be based on one or more incorrect assumptions, or rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. Rapidly changing and unforeseen market dynamics could also lead to a decrease in the short-term effectiveness of the Model. No assurance can be given that the Fund will be successful under all or any market conditions.

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U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

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Management and Strategy Risk: The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, issuer, industry, sector or region, which may prove to be incorrect.

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Portfolio Turnover Risk: Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

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Recent Market Events: Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars or threats of war and aggression, such as Russia’s invasion of Ukraine and conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States’ relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

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Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of the Bloomberg U.S. Aggregate Bond Index, a broad-based market securities index, the ICE U.S. Treasury 7-10 Year Total Return Index, and the Bloomberg 3-10 Year U.S. Treasury Index. The Bloomberg U.S. Aggregate Bond Index is included as the Fund’s primary benchmark to satisfy regulatory requirements. The Fund previously also compared its performance to the returns of the ICE U.S. Treasury 7-10 Year Total Return Index, which measures the performance of U.S. Treasury securities with a remaining maturity of 7–10 years. In light of the Fund’s current principal investment strategies, the Fund also compares its performance to the returns of the Bloomberg 3-10 Year U.S. Treasury Index, which measures the performance of U.S. government bonds with a remaining maturity of at least 3 and up to (but not including) 10 years, as the Advisor believes this index is a better performance benchmark for the Fund. Effective August 21, 2025, the Fund changed its principal investment strategies. Prior to that date, the Fund generally maintained a core portfolio of U.S. Treasury securities with maturities in the 7-to-10-year range and used U.S. Treasury futures to adjust duration based on a quantitative model implemented on an approximately monthly basis. Effective August 21, 2025, the Fund broadened the core portfolio to U.S. Treasury securities with maturities between two and ten years and continues to use Interest Rate Derivatives to adjust duration based on a quantitative model that is implemented at the Advisor’s discretion. Consequently, performance during periods prior to August 21, 2025, does not reflect the Fund’s current investment strategies, and the Fund’s performance may have differed if the Fund’s current investment strategies had been in place. Updated performance information is available at the Fund’s website, www.embassyfunds.com or by calling the Fund (toll-free) at 1-877-771-7731. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Returns (before taxes)
For each calendar year at net asset value per share (“NAV”)

Highest Calendar Quarter Return at NAV	6.74%	Quarter Ended 3/31/2023
Lowest Calendar Quarter Return at NAV	(5.31)%	Quarter Ended 12/31/2024

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	Since Inception	Inception Date
Return Before Taxes	6.70%	3.67%	September 13, 2022
Return After Taxes on Distributions[1]	5.43%	2.02%	September 13, 2022
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.96%	2.19%	September 13, 2022
Bloomberg U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	7.30%	3.90%	September 13, 2022
ICE U.S. Treasury 7-10 Year Total Return Index[3] (reflects no deduction for fees, expenses or taxes)	8.20%	2.67%	September 13, 2022
Bloomberg 3-10 Year U.S. Treasury Index[4] (reflects no deduction for fees, expenses or taxes)	7.51%	3.62%	September 13, 2022

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Investors cannot invest directly in an index.

[3]

The ICE U.S. Treasury 7-10 Year Total Return Index measures the performance of U.S. Treasury securities with a remaining maturity of 7–10 years. The index includes fixed-rate securities that are denominated in US dollars.

[4]

The Bloomberg U.S. Treasury 3-10 Year Index measures the performance of U.S. government bonds with a remaining maturity of at least 3 and up to (but not including) 10 years. The index includes fixed-rate, nominal U.S. Treasury bonds and excludes certain special issues like treasury inflation-protected securities (TIPS) and state and local government series bonds. The Bloomberg U.S. Treasury 3-10 Year Index replaces the ICE U.S. Treasury 7-10 Year Total Return Index as the Advisor believes the Bloomberg U.S. Treasury 3-10 Year Index is more representative of the Fund’s investment strategies.

Investment Advisor

Embassy Asset Management LP is the Fund’s Advisor.

Portfolio Manager

Richard Campagna is primarily responsible for the day-to-day management of the Fund’s portfolio and has served as the Fund’s portfolio manager since August 21, 2025. Mr. Campagna began consulting for the Advisor in March 2025 and joined the Advisor full-time as a Managing Director on August 1, 2025.

Purchase and Sale of Fund Shares

The Fund is generally sold to (i) institutional investors, including registered investment advisors (“RIAs”), and (ii) clients of such institutional investors. The minimum initial investment (which may be waived or reduced in certain circumstances) is $2,500. This minimum may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., RIAs or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments.

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Investors may be charged a fee if they effect transactions through an intermediary, broker, or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund is not generally sold through financial intermediaries other than certain RIAs, and no sales loads are charged to investors or paid to financial intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.